UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM	8-K

CURRENT REPORT Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 23, 2021

Brookdale Senior Living Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32641	20-3068069
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Westwood Place,	Suite 400,	Brentwood,	Tennessee	37027
(Address of principal executive offices)				(Zip Code)

Registrant's telephone number, including area code	(615)	221-2250

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value Per Share	BKD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure.

Brookdale Senior Living Inc. (the “Company”) is scheduled to participate in an investor meeting to be held on September 23, 2021. In advance of the meeting, the Company provides the following update regarding its operations and results.

The Company continues to execute on key initiatives to rebuild occupancy lost due to the pandemic. Beginning in March 2021, the Company has achieved six consecutive months of weighted average consolidated senior housing occupancy growth on a sequential basis. The nationwide spread of the Delta variant has caused some moderation in the Company’s sequential monthly occupancy growth rate as many states and areas in which the Company’s communities are located, including those in which the Company has geographic concentration, have experienced new COVID-19 caseloads near, or above, their previous winter’s peaks. The Company believes that some potential residents and their families have become more cautious, or temporarily delayed their decision regarding, moving into senior living communities in certain areas as the Delta variant has spread. As of September 22, 2021, approximately 97% of the Company’s communities were open for visitors, new resident move-ins, and prospective residents. As the Company previously reported, its consolidated senior housing monthly occupancy grew 50 basis points from July to August after growth had accelerated sequentially in the prior five months to 80 basis points from June to July. The Company expects sequential monthly occupancy to again grow for September 2021, but at a slightly more moderated rate.

As expected, the Company continues to see expense pressure associated with the intensely competitive labor environment. It has increased its recruiting efforts to fill open positions and, in certain markets, is actively adjusting wages to remain competitive. The Company seeks to ensure that its communities are staffed with full and part-time associates, though its use of more expensive contract labor and overtime has increased to fill open positions during this phase of intense competition. The Company continues to expect the intensity of this competitive environment will be transitory, and that labor expense pressure on its margins will improve in 2022.

Even with the rise of the COVID-19 Delta variant in the general U.S. population, based on the Company’s current estimates, it expects to report consolidated Adjusted EBITDA for the third quarter of 2021 in an amount relatively consistent with the Company’s consolidated Adjusted EBITDA for the second quarter of 2021. The expected amount of third quarter 2021 consolidated Adjusted EBITDA is also consistent with the Company’s internal forecasts for third quarter 2021 consolidated Adjusted EBITDA as of its second quarter 2021 earnings call.

FORWARD LOOKING STATEMENTS

Certain statements in this current report on Form 8-K may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to various risks and uncertainties and include all statements that are not historical statements of fact and those regarding the Company's intent, belief or expectations. Forward-looking statements are generally identifiable by use of forward-looking terminology such as "may," "will," "should," "could," "would," "potential," "intend," "expect," "endeavor," "seek," "anticipate," "estimate," "believe," "project," "predict," "continue," "plan," "target," or other similar words or expressions. These forward-looking statements are based on certain assumptions and expectations, and the Company's ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Although the Company believes that expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that its assumptions or expectations will be attained and actual results and performance could differ materially from those projected. Factors which could have a material adverse effect on the Company's operations and future prospects or which could cause events or circumstances to differ from the forward-looking statements include, but are not limited to, the impacts of the COVID-19 pandemic, including the response efforts of federal, state, and local government authorities, businesses, individuals, and the Company on the Company's business, results of operations, cash flow, revenue, expenses, liquidity, and strategic initiatives, including plans for future growth, which will depend on many factors, some of which cannot be foreseen, including the duration, severity, and breadth of the pandemic and any resurgence or variants of the disease, including the Delta variant, the impact of COVID-19 on the nation’s economy and debt and equity markets and the local economies in the Company's markets, the development, availability, utilization, and efficacy of COVID-19 testing, therapeutic agents, and vaccines and the prioritization of such resources among businesses and demographic groups, government financial and regulatory relief efforts that may become available to businesses and individuals, including the Company's ability to qualify for and satisfy the terms and conditions of financial relief, perceptions regarding the safety of senior living communities during and after the pandemic, changes in demand for senior living communities and the Company's ability to adapt its sales and marketing efforts to meet that demand, the impact of COVID-19 on the Company's residents’ and their families’ ability to afford resident fees, including due to changes in unemployment rates, consumer confidence, housing markets, and equity markets caused by COVID-19, changes in the acuity levels of the Company's new residents, the disproportionate impact of COVID-19 on seniors generally and those residing in the Company's communities, the duration and costs of the Company's response efforts, including increased equipment, supplies, labor, litigation, testing, vaccination clinic, and other expenses, potentially greater associate attrition and use of contract labor due to the Company's associate vaccine mandate, the impact of COVID-19 on the Company's ability to complete financings and refinancings of various assets, or other transactions or to generate sufficient cash flow to cover required interest and lease payments and to satisfy financial and other covenants in its debt and lease documents, increased regulatory requirements, including unfunded, mandatory testing, increased enforcement actions resulting from COVID-19, government action that may limit the Company's collection or discharge efforts for delinquent accounts, and the frequency and magnitude of legal actions and liability claims that may arise due to COVID-19 or the Company's response efforts; events which adversely affect the ability of seniors to afford resident fees, including downturns in the economy, housing market, consumer confidence, or the equity markets and unemployment among resident family members; changes in reimbursement rates, methods, or timing under governmental reimbursement programs including the Medicare and Medicaid programs; the impact of ongoing healthcare reform efforts; the effects of senior housing construction and development, lower industry occupancy (including due to the pandemic), and increased competition; conditions of housing markets, regulatory changes, acts of nature, and the effects of climate change in geographic areas where the Company is concentrated; terminations of the Company's resident agreements and vacancies in the living spaces it leases, including due to the pandemic; limits on the Company's ability to use net operating loss carryovers to reduce future tax payments; failure to maintain the security and functionality of the Company's information systems, to prevent a cybersecurity attack or breach, or to comply with applicable privacy and consumer protection laws, including HIPAA; the Company's ability to complete its capital expenditures in accordance with its plans; the Company's ability to identify and pursue development, investment and acquisition opportunities and its ability to successfully integrate acquisitions; competition for the acquisition of assets; the Company's ability to complete pending or expected disposition, acquisition, or other transactions on agreed upon terms or at all, including in respect of the satisfaction of closing conditions, the risk that regulatory approvals are not obtained or are subject to unanticipated conditions, and uncertainties as to the timing of closing, and the Company's ability to identify and pursue any such opportunities in the future; risks related to the implementation of the Company's strategy, including initiatives undertaken to execute on the Company's strategic priorities and their effect on its results; delays in obtaining regulatory approvals; disruptions in the financial markets or decreases in the appraised values or performance of the Company's communities that affect the Company's ability to obtain financing or extend or refinance debt as it matures and the Company's financing costs; the Company's ability to generate sufficient cash flow to cover required interest and long-term lease payments and to fund its planned capital projects; the effect of the Company's non-compliance with any of its debt or lease agreements (including the financial covenants contained therein), including the risk of lenders or lessors declaring a cross default in the event of the Company's non-compliance with any such agreements and the risk of loss of the Company's property securing leases and indebtedness due to any resulting lease terminations and foreclosure actions; the effect of the Company's indebtedness and long-term leases on the Company's liquidity; the potential phasing out of LIBOR which may increase the costs of the Company's debt obligations; the Company's ability to obtain additional capital on terms acceptable to it; departures of key officers and potential disruption caused by changes in management; increased competition for or a shortage of personnel (including due to the pandemic), wage pressures resulting from increased competition, low unemployment levels, minimum wage increases and changes in overtime laws, and union activity; environmental contamination at any of the Company's communities; failure to comply with existing environmental laws; an adverse determination or resolution of complaints filed against the Company, including class action and stockholder derivative complaints; the cost and difficulty of complying with increasing and evolving regulation; costs to respond to, and adverse determinations resulting from, government reviews, audits and investigations; unanticipated costs to comply with legislative or regulatory developments; the risks associated with current global economic conditions and general economic factors such as inflation, the consumer price index, commodity costs, fuel and other energy costs, costs of salaries, wages, benefits, and insurance, interest rates, and tax rates; the impact of seasonal contagious illness or an outbreak of COVID-19 or other contagious disease in the markets in which the Company operates; actions of activist stockholders, including a proxy contest; as well as other risks detailed from time to time in the Company's filings with the Securities and Exchange Commission, including those set forth in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. When considering forward-looking statements, you should keep in mind the risk factors and other cautionary statements in such SEC filings. Readers are cautioned not to place undue reliance on any of these forward-looking statements, which reflect management's views as of the date of this current report on Form 8-K. The Company cannot guarantee future results, levels of activity, performance or achievements, and, except as required by law, it expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained in this current report on Form 8-K to reflect any change in the Company's expectations with regard thereto or change in events, conditions, or circumstances on which any statement is based.

NON-GAAP FINANCIAL MEASURES

This current report on Form 8-K contains the financial measure Adjusted EBITDA, which is not calculated in accordance with U.S. generally accepted accounting principles ("GAAP"). Presentation of this non-GAAP financial measure is intended to aid investors in better understanding the factors and trends affecting the Company’s performance. However, investors should not consider such non-GAAP financial measure as a substitute for financial measures determined in accordance with GAAP, including net income (loss) and income (loss) from operations. Investors are cautioned that the Company’s definition of Adjusted EBITDA may not be comparable to similar measures disclosed by other companies because not all companies calculate non-GAAP measures in the same manner. A quantitative reconciliation of the non-GAAP financial measure expectation for the third quarter of 2021 is not available without unreasonable effort due to the inherent difficulty in forecasting the timing or amounts of items required to reconcile Adjusted EBITDA from the Company's net income (loss). Variability in the timing or amounts of items required to reconcile the non-GAAP financial measure may have a significant impact on the Company's future GAAP results.

Adjusted EBITDA

The Company defines Adjusted EBITDA as net income (loss) excluding: benefit/provision for income taxes, non-operating income/expense items, and depreciation and amortization; and further adjusted to exclude income/expense associated with non-cash, non-operational, transactional, cost reduction, or organizational restructuring items that management does not consider as part of the Company’s underlying core operating performance and that management believes impact the comparability of performance between periods. As referenced herein, such other items include non-cash impairment charges, gain/loss on facility lease termination and modification, operating lease expense adjustment, amortization of deferred gain, change in future service obligation, non-cash stock-based compensation expense, and transaction and organizational restructuring costs. Transaction costs include those directly related to acquisition, disposition, financing, and leasing activity, and stockholder relations advisory matters, and are primarily comprised of legal, finance, consulting, professional fees, and other third party costs. Organizational restructuring costs include those related to the Company’s efforts to reduce general and administrative expense and its senior leadership changes, including severance.

The Company believes that Adjusted EBITDA as a performance measure is useful because (i) it is one of the metrics used by the Company’s management for budgeting and other planning purposes, to review the Company’s historic and prospective core operating performance, and to make day-to-day operating decisions; (ii) it provides an assessment of operational factors that management can impact in the short-term, namely revenues and the controllable cost structure of the organization, by eliminating items related to the Company’s financing and capital structure and other items that management does not consider as part of the Company’s underlying core operating performance and that management believes impact the comparability of performance between periods; and (iii) the Company believes that this measure is used by research analysts and investors to evaluate the Company’s operating results and to value companies in its industry.

Adjusted EBITDA has material limitations as a performance measure, including: (i) excluded interest and income tax are necessary to operate the Company’s business under its current financing and capital structure; (ii) excluded depreciation, amortization and impairment charges may represent the wear and tear and/or reduction in value of the Company’s communities, goodwill, and other assets and may be indicative of future needs for capital expenditures; and (iii) the Company may incur income/expense similar to those for which adjustments are made, such as gain/loss on sale of assets, facility lease termination and modification, or debt modification and extinguishment, non-cash stock-based compensation expense, and transaction and other costs, and such income/expense may significantly affect the Company’s operating results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROOKDALE SENIOR LIVING INC.

Date:	September 23, 2021	By:	/s/ Chad C. White
		Name:	Chad C. White
		Title:	Executive Vice President, General Counsel and Secretary